Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 9 —Subsequent Events

Merger Agreement

Opexa entered into an Agreement and Plan of Merger and Reorganization with Acer Therapeutics Inc., or Acer, on June 30, 2017, in which the shareholders of Acer would become the majority owners of Opexa and the operations of the two parties would be combined. The proposed merger remains subject to certain conditions, including the approval of Opexa shareholders and Acer shareholders. If approved, upon closing of the transaction, Opexa will be renamed “Acer Therapeutics Inc.”

Note 13—Subsequent Events

During January 2017, Opexa sold an aggregate of 516,278 shares of common stock under its ATM facility with IFS Securities, Inc. (doing business as Brinson Patrick, a division of IFS Securities, Inc.) as sales agent, for gross proceeds of $490,098. Opexa paid compensation and fees totaling $14,714 to the sales agent with respect to the shares sold.

As part of its continuing efforts to reduce operating expenses and conserve cash following the release of data from the Abili-T clinical trial, on January 31, 2017 Opexa further reduced its workforce by terminating the employment of seven full-time employees. Opexa incurred total costs of approximately $219,000 associated with this workforce reduction.

On February 1, 2017, Opexa entered into an Assignment and Assumption of Lease with KBI Biopharma, Inc., pursuant to which Opexa assigned to KBI, and KBI assumed from Opexa, all of Opexa’s remaining rights and obligations under the lease for Opexa’s 10,200 square foot corporate headquarters facility located in The Woodlands, Texas. The facility was originally leased by Opexa from Dirk D. Laukien, as landlord, pursuant to a lease dated August 19, 2005 as amended by that certain First Amendment to Lease Agreement dated May 11, 2015. In light of Opexa’s continuing evaluation of its strategic alternatives following the release of the data from the Abili-T clinical study, management deemed it advisable to reduce the office, R&D and manufacturing space and corresponding rent obligations. The lease had a remaining term through September 2020 and current monthly base rental payments of $16,666.67 with payment escalations to $17,500 over the remaining term. In connection with the lease assignment, Opexa also sold certain furniture, fixtures and equipment (including laboratory and manufacturing equipment) as well as its laboratory supplies located at its corporate headquarters to KBI for cash consideration in the amount of $50,000.